Exhibit 99.3

Loan Portfolio Presentation January 2026 Great Southern Bancorp. Inc (NASDAQ: GSBC) Fourth Quarter Ended December 31, 2025

Consumer* $174,448 4% Single Family Real Estate $788,835 18% Multi - family Real Estate $1,387,410 31% Commercial Real Estate $1,556,148 35% Const & Land Dev $349,161 8% Commercial Business $178,514 4% 2 Great Southern Bancorp. Inc | Loan Portfolio by Category Gross Loans [in thousands] *Includes Home Equity Loans of $128,030 12 - 31 - 25 $4,434,516 *Includes Home Equity Loans of $123,359 9 - 30 - 25 $4,543,707 Consumer* $171,519 4% Single Family Real Estate $802,384 17% Multi - family Real Estate $1,485,546 33% Commercial Real Estate $1,530,990 34% Const & Land Dev $322,969 7% Commercial Business $230,299 5%

Kansas City $231,251 5% St. Louis $709,349 16% Springfield $369,920 8% Missouri - Other $249,306 6% Iowa/Nebraska/ South Dakota $379,027 9% Minnesota $324,063 7% Oklahoma $112,942 2% Denver $141,126 3% Colorado - Other $107,303 2% Georgia $121,118 3% Chicago $161,543 4% Dallas $209,343 5% Texas - Other $291,389 7% Phoenix $140,272 3% Florida $167,641 4% Midwest Region $269,497 6% Southern Region $318,176 7% Other Region $131,250 3% 3 Great Southern Bancorp. Inc | Loan Portfolio by Region Gross Loans [in thousands] 12 - 31 - 25 $4,434,516 9 - 30 - 25 $4,543,707 Kansas City $200,178 4% St. Louis $757,898 17% Springfield $402,209 9% Missouri - Other $251,468 6% Iowa/Nebraska/ South Dakota $379,519 8% Minnesota $324,601 7% Oklahoma $107,713 2% Denver $146,660 3% Colorado - Other $108,695 2% Georgia $131,020 3% Chicago $160,137 4% Dallas $213,183 5% Texas - Other $346,326 8% Phoenix $141,203 3% Florida $146,540 3% Midwest Region $260,200 6% Southern Region $343,058 8% Other Region $123,099 3%

Retail $272,152 18% Healthcare $249,012 16% Motels / Hotels $314,077 20% Restaurants $96,696 6% Office Buildings $170,769 11% Industrial $280,376 18% Storage $65,685 4% Other $107,381 7% Commercial Real Estate by Industry Gross Loans [in thousands] 4 Great Southern Bancorp. Inc | 12 - 31 - 25 $1,556,148 9 - 30 - 25 $1,530,990 Retail $293,816 19% Healthcare $260,053 17% Motels / Hotels $254,714 17% Restaurants $101,825 7% Office Buildings $177,692 11% Industrial $270,088 18% Storage $67,197 4% Other $105,605 7%

Kansas City $100,762 6% St. Louis $279,766 18% Springfield $114,523 7% Missouri - Other $111,464 7% Iowa/Nebraska/South Dakota $101,246 7% Minnesota $81,257 5% Chicago $148,180 10% Texas $141,510 9% Midwest Region $152,776 10% Southern Region $216,168 14% Other Region $108,496 7% 5 Great Southern Bancorp. Inc | Commercial Real Estate by Region Gross Loans [in thousands] 12 - 31 - 25 9 - 30 - 25 $1,556,148 $1,530,990 Kansas City $109,431 7% St. Louis $288,990 19% Springfield $97,178 6% Missouri - Other $119,791 8% Iowa/Nebraska/South Dakota $102,014 7% Minnesota $87,656 6% Chicago $146,606 9% Texas $124,353 8% Midwest Region $153,923 10% Southern Region $195,611 13% Other Region $105,437 7%

Kansas City $17,635 5% St. Louis $107,891 29% Springfield $14,636 4% Missouri - Other $45,096 12% Oklahoma $376 0% Minnesota $16,094 5% Chicago $30,055 8% Denver $11,111 3% Midwest Region $63,704 17% Southern Region $41,136 11% Other Region $21,115 6% Kansas City $9,528 6% St. Louis $49,896 29% Springfield $20,117 12% Oklahoma $17,559 10% Minnesota $12,061 7% Chicago $29,120 17% Denver $15,291 9% Midwest Region $8,963 5% Southern Region $5,650 3% Other Region $2,584 2% 6 Great Southern Bancorp. Inc | Commercial Real Estate Office and Retail (as of 12/31/25) Gross Loans [in thousands] Average credit size is $1,383,687 12 - 31 - 25 $170,769 Average credit size is $1,526,914 12 - 31 - 25 $368,849

7 Great Southern Bancorp. Inc | Office $170,769 Retail + Restaurant $368,849 Traditional Medical $149,237 $21,533 Outstanding Balance 101 18 # of Loans $1,478 $1,133 Avg. Loan Size 45% 69% Weighted Avg. LTV 100 % of Office Portfolio – Pass Rated Restaurants Neighborhood & Shopping Center Mixed - Use Single Tenant Strip Center $96,696 $52,596 $22,402 $53,580 $143,575 Outstanding Balance 82 10 14 69 60 # of Loans $1,151 $5,260 $1,600 $777 $2,354 Avg. Loan Size 58% 53% 67% 50% 58% Weighted Avg. LTV 100% of Retail Portfolio – Pass Rated $17,490 Owner Occupied 46 # of Loans $380 Avg. Loan Size 45% Weighted Avg. LTV $131,747 Office: Non - owner Occ . $91,805 >100,000 $13,105 20,000 - 100,000 $26,837 <20,000 55 # of Loans $2,395 Avg. Loan Size 45% Weighted Avg. LTV Commercial Real Estate Office and Retail (as of 12/31/25) Gross Loans [in thousands]

Single Family $30,258 9% Apartments $152,148 44% Residential Land Dev $32,160 9% Commercial Land Dev $37,519 11% Retail $24,980 7% Industrial $56,152 16% Storage $7,964 2% Other $7,980 2% 8 Great Southern Bancorp. Inc | Construction & Land Development by Industry Gross Loans [in thousands] 12 - 31 - 25 9 - 30 - 25 $349,161 $322,969 Single Family $21,856 7% Apartments $131,593 41% Residential Land Dev $25,453 8% Commercial Land Dev $32,725 10% Retail $20,797 6% Industrial $52,189 16% Storage $16,661 5% Other $21,695 7%

St. Louis $11,782 3% Missouri - Other $23,137 7% Denver $15,281 5% Colorado - Other $49,791 14% Georgia $23,809 7% Dallas $20,960 6% Texas - Other $24,915 7% Phoenix $14,458 4% Midwest Region $90,258 26% Southern Region $50,115 14% Other Region $24,655 7% 9 Great Southern Bancorp. Inc | Construction & Land Development by Region Gross Loans [in thousands] 12 - 31 - 25 $349,161 9 - 30 - 25 $322,969 St. Louis $18,010 6% Missouri - Other $22,810 7% Denver $26,976 8% Colorado - Other $31,473 10% Georgia $9,870 3% Dallas $22,563 7% Texas - Other $37,696 12% Phoenix $14,586 5% Midwest Region $72,540 22% Southern Region $49,430 15% Other Region $17,015 5%

St. Louis $73,379 5% Missouri - Other $92,823 7% Iowa/Nebraska/ South Dakota $160,528 12% Minnesota $164,683 12% Oklahoma $48,402 4% Denver $89,507 6% Colorado - Other $40,394 3% Georgia $45,573 3% Dallas $101,317 7% Texas - Other $188,589 14% Midwest Region $72,482 5% Southern Region $224,039 16% Other Region $85,694 6% 10 Great Southern Bancorp. Inc | Multi Family Real Estate by Region Gross Loans [in thousands] 12 - 31 - 25 $1,387,410 9 - 30 - 25 $1,485,546 Average credit size is $6, 041,746 Average credit size is $6,348,488 St. Louis $104,144 7% Missouri - Other $52,985 4% Iowa/Nebraska/ South Dakota $172,330 12% Minnesota $165,002 11% Oklahoma $52,270 3% Denver $82,679 5% Colorado - Other $61,053 4% Georgia $73,173 5% Dallas $121,248 8% Texas - Other $228,395 15% Midwest Region $55,088 4% Southern Region $231,928 16% Other Region $85,251 6%

25% or less : $17,824 1% 26% - 50% : $355,356 26% 51% - 75% : $898,145 65% 76% - 85% : $82,922 6% 86% and higher : $33,163 2% 11 Great Southern Bancorp. Inc | Multi Family Real Estate by LTV Gross Loans [in thousands] 12 - 31 - 25 $1,387,410 9 - 30 - 25 $1,485,546 25% or less : $19,164 1% 26% - 50% : $365,436 25% 51% - 75% : $1,021,280 69% 76% - 85% : $46,491 3% 86% and higher : $33,175 2%

Consumer* $28 1% Single Family Real Estate $2,066 99% 12 Great Southern Bancorp. Inc | Non - Performing by Type Gross Loans [in thousands] 12 - 31 - 25 $ 2,094 9 - 30 - 25 $1,728 *Includes Home Equity Loans of $18 *Includes Home Equity Loans of $0 Consumer* $22 1% Single Family Real Estate $1,706 99%

Missouri $227 11% Iowa/Nebraska/ South Dakota $386 18% Southern Region $1,439 69% Other Region $7 0% Midwest Region $35 2% 13 Great Southern Bancorp. Inc | Non - Performing by Region Gross Loans [in thousands] 12 - 31 - 25 $2, 094 9 - 30 - 25 $1,728 Missouri $160 9% Iowa/Nebraska/ South Dakota $393 23% Southern Region $1,151 67% Other Region $7 0% Midwest Region $17 1%

Midwest Region Southern Region 14 Great Southern Bancorp. Inc | • Illinois • Indiana • Iowa • Kansas • Michigan • Minnesota • Missouri • Nebraska • North Dakota • Ohio • South Dakota • Wisconsin • Alabama • Arkansas • Delaware • Florida • Georgia • Kentucky • Louisiana • Maryland • Mississippi • North Carolina • Oklahoma • South Carolina • Tennessee • Texas • Virginia • Washington DC • West Virginia States by Region

Contact Us (616) 233 - 0500 - GSBC@lambert.com Kincade Ayers Investor Relations Great Southern Bancorp. Inc (NASDAQ: GSBC)